UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2004

MYLAN LABORATORIES INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-9114	25-1211621

(State or other jurisdiction	(Commission File	(I.R.S. Employer

of incorporation)	Number)	Identification No.)

1500 Corporate Drive
Canonsburg, PA 15317
(Address of principal executive offices)

(724) 514-1800
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

     On June 22, 2004, Mylan Laboratories Inc. received correspondence from the FDA with regard to its transdermal fentanyl product. A copy of the correspondence is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

99.1	Letter from the FDA, dated June 22, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC.

Date: June 23, 2004	By:	/s/ Robert J. Coury
Robert J. Coury Vice Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter from the FDA, dated June 22, 2004.